Financial risk management and fair value estimates	12 Months Ended
Jun. 30, 2020
Financial Risk Management And Fair Value Estimates [Abstract]
Financial risk management and fair value estimates
5.	Financial risk management and fair value estimates

The Group’s activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, indexing risk due to specific clauses and other price risks), credit risk, liquidity risk and capital risk. Within the Group, risk management functions are conducted in relation to financial risks associated to financial instruments to which the Group is exposed during a certain period or as of a specific date.

The general risk management policies of the Group seek both to minimize adverse potential effects on the financial performance of the Group and to manage and control the financial risks effectively. The Group uses financial instruments to hedge certain risk exposures when deemed appropriate based on its internal management risk policies, as explained below.

Given the diversity of characteristics in the activities conducted under its business and operations center, the Group has decentralized the risk management policies based on two significant line of business: (i) agricultural business and (ii) urban properties and investments business, which is divided into two: (a) Argentina and (b) Israel, in order to identify and properly analyze the various types of risks to which each of the subsidiaries is exposed.

The Group’s main financial instruments in the agricultural business and urban properties and investments business of the Operation Center in Argentina comprise cash and cash equivalents, receivables, payables, interest bearing assets and liabilities, other financial liabilities, other investments and derivative financial instruments. The Group manages its exposure to key financial risks in accordance with the Group’s risk management policies.

The Group’s management framework includes policies, procedures, limits and allowed types of derivative financial instruments. The Group has established a Risk Committee, comprising members of senior management and a member of the Audit Committee, which reviews and oversees management’s compliance with these policies, procedures and limits and has overall accountability for the identification and management of risk across the Group.

Given the diversity of the activities conducted by the Operations Center in Israel of the urban properties and investments business (IDBD, DIC and its subsidiaries), and the resulting risks, IDBD and DIC manage the exposure to their own key financial risks and those of its wholly-owned subsidiaries (except for IDB Tourism) in conformity with a centralized risk management policy, with the non-wholly owned IDBD and DIC subsidiaries being responsible for establishing the risk policy, taking action to cover market risks and managing their activities in a decentralized way. Both IDBD and DIC as holding and each subsidiary are responsible for managing their own financial risks in accordance with agreed global guidelines. The Chief Financial Officers of each entity are responsible for managing the risk management policies and systems, the definition of hedging strategies, insofar as applicable and based on any restriction that may be apply as a result of financial debt, the supervision of its implementation and the answer to such restrictions. The management framework includes policies, procedures, limits and allowed types of derivative financial instruments.

This section provides a description of the principal risks that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. The risks facing the businesses, set out below, do not appear in any particular order of potential materiality or probability of occurrence.

The analysis of sensitivities to market risks included below are based on a change in one factor while holding all other factors constant. In practice, this is unlikely to occur, and changes in some of the factors may be correlated – for example, changes in interest rate and changes in foreign currency rates.

This sensitivity analysis provides only a limited, point-in-time view. The actual impact on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

(a)	Market risk management

Market risk is the risk that the market prices, the fair value or the future cash flows of financial instrument instruments with which the Group operates will fluctuate due to changes in market prices. The Group’s market risks arise from open positions in foreign currencies, interest-bearing assets and liabilities, commodity price risks and equity securities of certain companies, to the extent that these are exposed to market value movements. The Group sets limits on the exposure to these risks that may be accepted, which are monitored on a regular basis.

Foreign Exchange risk and associated derivative financial instruments

The Group publishes its Consolidated Financial Statements in Argentine pesos but conducts operations and holds positions in other currencies. As a result, the Group is exposed to foreign currency exchange risk through exchange rate movements, which affect the value of the Group’s foreign currency positions. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Group’s activities are carried out as follows:

1)	Agricultural business: The commercial and/or agro-industrial activities of the Group’s subsidiaries are primarily developed in Argentina and have as functional currency the Argentine Peso. The agricultural activities of the Group’s subsidiaries are primarily developed in Argentina, Brazil and Bolivia, where the functional currencies are the respective local currencies.

2)	Urban properties and investments business:

-	Operation Center in Argentina: The real estate, commercial and/or financial activities of the Group’s subsidiaries from the operations center in Argentina have the Argentine Peso as functional currency. An important part of the business activities of these subsidiaries is conducted in that currency, thus not exposing the Group to foreign exchange risk. Other Group’s subsidiaries have other functional currencies, principally US Dollar. In the ordinary course of business, the Group, through its subsidiaries, transacts in currencies other than the respective functional currencies of the subsidiaries. These transactions are primarily denominated in US Dollars and New Israeli Shekel.

-	Operation Center in Israel: Real estate, business and/or financial activities of IDBD subsidiaries in the operations center in Israel are developed mainly in Israeli currency, although some operations, mostly borrowing, are expressed in United States’ dollars, thereby exposing IDBD to a foreign currency risk.

An important part of the business activities of these subsidiaries is conducted in above-mentioned local currencies, thus not exposing the Group to foreign exchange risk. Net financial position exposure to the functional currencies is managed on a case-by-case basis, partly by entering into foreign currency derivative instruments and/or by borrowings in foreign currencies, or other methods, considered adequate by the Management, according to circumstances.

Financial instruments are considered sensitive to foreign exchange rates only when they are not in the functional currency of the entity that holds them. The following tables shows the net carrying amounts of the Company’s financial instruments nominated in US$, broken down by the functional currencies in which the Company operates for the years ended June 30, 2019 and 2018. The amounts are presented in Argentine Pesos, the presentation currency of the Group:

1)	Agricultural business

	Net monetary position (Liability) / Asset
	06.30.20	06.30.19
Functional currency	US$	US$
Argentine Peso	(31,328)	(25,618)
Brazilian Reais	180	332
Bolivian Peso	(103)	(110)
Total	(31,251)	(25,396)

The Group estimates that, other factors being constant, a 10% appreciation of the US dollar against the respective functional currencies at year-end would result in a lower gain before income tax for the years ended June 30, 2020 and 2019 for an amount of Ps. 3,125 and Ps. 2,539, respectively. A 10% depreciation of the US dollar against the functional currencies would have an equal and opposite effect on the Statements of Income.

On the other hand, the Group also uses derivative instruments, such as future foreign exchange contracts to manage its exposure to foreign exchange risk. As of June 30, 2020, the Group has future exchange contracts pending for an amount of Ps. 16 (asset) and Ps. 178 (liability). As of June 30, 2019, , the Group has future exchange contracts pending for an amount of Ps. 44 (asset) and Ps. 36 (liability).

2)	Urban properties and investments business

Operation Center in Argentina

	Net monetary position (Liability) / Asset
	06.30.20		06.30.19
Functional currency	US$	NIS	US$	NIS
Argentine Peso	(38,397)	-	(21,134)	-
Uruguayan Peso	152	-	(274)	-
Total	(38,245)	-	(21,408)	-

The Group estimates that, other factors being constant, a 10% appreciation of the US Dollar against the respective functional currencies at year-end for the Operations Center in Argentina would result in a net additional loss before income tax for the years ended June 30, 2020 and 2019 for an amount of Ps. 1,497 and Ps. 2,140, respectively. A 10% depreciation of the US Dollar against the functional currencies would have an equal and opposite effect on the statements of income.

On the other hand, the Group also uses derivatives, such as future exchange contracts, to manage its exposure to foreign currency risk. As of June 30, 2020 and 2019 the Group has future exchange contracts pending for an amount of US$ 95 and US$ 22, respectively.

Operation Center in Israel

As of June 30, 2020 and 2019, the net position of financial instruments in US Dollars, which exposes the Group to the foreign currency risk amounts to Ps. (1,324) and Ps. (11,895), respectively. The Group estimates that, other factors being constant, a 10% appreciation of the US Dollar against the Israeli currency would increase loss before income tax for the year ended June 30, 2020 for an amount of Ps. 498 (Ps. 868 loss in 2019).

Interest rate risk

The Group is exposed to interest rate risk on its investments in debt instruments, short-term and long-term borrowings and derivative financial instruments.

The primary objective of the Group’s investment activities is to preserve principal while at the same time maximizing yields without significantly increasing risk. To achieve this objective, the Group diversifies its portfolio in accordance with the limits set by the Group. The Group maintains a portfolio of cash equivalents and short-term investments in a variety of securities, including both government and corporate obligations and money market funds.

The Group’s interest rate risk principally arises from long-term borrowings (Note 21). Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk.

The Group manages this risk by maintaining an appropriate mix between fixed and floating rate interest bearing liabilities. These activities are evaluated regularly to determine that the Group is not exposed to interest rate fluctuations that could adversely affect its ability to meet its financial obligations and to comply with its borrowing covenants.

The Group occasionally manages its cash flow interest rate risk exposure by different hedging instruments, including but not limited to interest rate swap, depending on each particular case. For example, interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates or vice versa.

The interest rate risk policy is approved by the Board of Directors. Management analyses the Group’s interest rate exposure on a dynamic basis. Various scenarios are simulated, taking into consideration refinancing, renewal of existing positions and alternative financing sources. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate shift. The scenarios are run only for liabilities that represent the major interest-bearing positions. Trade payables are normally interest-free and have settlement dates within one year. The simulation is done on a regular basis to verify that the maximum potential loss is within the limits set by management.

Note 22 shows a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary that holds the loans for the fiscal years ended June 30, 2020 and 2019.

1)	Agricultural business

The Group estimates that, other factors being constant, a 1% increase in floating rates at year-end would increase net loss before income tax for the years ended June 30, 2020 and 2019 in the amount of Ps. 44.0 and Ps. 32.8, respectively. A 1% decrease in floating rates would have an equal and opposite effect on the Statement of Income.

2)	Urban properties and investments business

Operation Center in Argentina

The Group estimates that, other factors being constant, a 1% increase in floating rates at year-end would increase net loss before income tax for the years ended June 30, 2020 and 2019 in the amount of Ps. 30.9 and Ps. 31.2, respectively. A 1% decrease in floating rates would have an equal and opposite effect on the Statement of Income.

As of June 30, 2020 and 2019, 95.2% and 94.1% of the Group’s long-term financial loans in this operation center have a fixed interest rate so that IRSA is not significantly exposed to the fluctuation risk of the interest rate.

Operation Center in Israel

IDBD and DIC manage the exposure to the interest rate risk in a decentralized way and it is monitored regularly by different management offices in order to confirm that there are no adverse effects over their ability to meet their financial obligations and to comply with their borrowings covenants.

As of June 30, 2020 and 2019, the 99.4% and 97.1%, respectively, of the Group’s long-term financial borrowings in this operations center are at fixed interest rate, therefore, the Group is not significantly exposed to the interest rate fluctuation risk.

The Group estimates that, other factors being constant, a 1% increase in floating rates at year-end would increase net loss before income tax for the year ended June 30, 2020, in approximately Ps. 56 (approximately Ps. 139 in 2019). A 1% decrease in floating rates would have an equal and opposite effect on the Statement of Income.

Commodity price risk and associated derivative financial instruments

The Group’s agricultural activities expose it to specific financial risks related to commodity prices. Prices for commodities have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agricultural industry.

Generally, the Group uses derivative instruments to hedge risks arising out of its agricultural business operations. The Group uses a variety of commodity-based derivative instruments to manage exposure to price volatility stemming from its integrated crop production activities. These instruments consist mainly of crop forwards, future contracts and put and call option contracts. Contract positions are designed to ensure that the Group will receive a defined minimum price for certain quantities of its production. The Group combines option contracts with future contracts only as a means of reducing the exposure towards the decrease in commodity prices, as being a producer means that the price is uncertain until the time the products are harvested and sold. The Group manages maximum and minimum prices for each commodity and the idea is to choose the best spot price at which to sell.

The Group generally covers up to 49.9% of its crop production in order to finance its operating costs. The hedge consists of taking positions on purchased puts or sold futures and calls that assure a fixed exit price. In the past, the Group has never kept a short position greater than its crop inventories and does not intend to. On the other hand, it is not the Group’s current intention to be exposed in a long derivative position in excess of its actual production.

The following tables show the outstanding positions for each type of derivative contract for the years ended June 30, 2020 and 2019:

	06.30.20
Type of derivative contract	Tons	Margin	Premium paid or (collected)	Derivatives at fair value	Gain / (Loss) for valuation at fair value at year-end
Forward:
Sales
Corn	152,531	70	-	(23)	7
Soybeans	86,421	60	-	(23)	227
Wheat	18,500	10	-	3	-
Livestock	54,450	-	-	-	(19)
Cotton	893	-	-	13	-
Ethanol	600	-	-	-	(8)
Purchase
Corn	46,480	(21)	-	8	-
Soybeans	16,665	22	-	5	-
Wheat	17,700	(3)	-	1	-
Options:
Sale put
Corn	40,265	-	-	(23)	(24)
Soybeans	35,572	-	-	(5)	47
Cotton	625	-	-	(5)	-
Livestock	-	-	-	-	(1)
Purchase put
Corn	-	-	-	(7)	-
Soybeans	1,000	-	-	(5)	-
Sale call
Corn	89,700	52	(5)	31	-
Soybeans	4,500	2	(17)	28	-
Wheat	8,000	4	-	3	-
Purchase call
Wheat	-	-	5	(5)	-
Soybeans	-	-	9	(4)	-
Total	573,902	196	(8)	(8)	229

	06.30.19
Type of derivative contract	Tons	Margin	Premium paid or (collected)	Derivatives at fair value	Gain / (Loss) for valuation at fair value at year-end
Forward:
Sales
Corn	123,905	35	-	(40)	(47)
Soybeans	184,592	129	-	(51)	(29)
Wheat	26,200	9	-	-	-
Livestock	6,930	-	-	-	-
Cotton	423	-	-	4	-
Ethanol	1,500	-	-	-	5
Purchase
Corn	86,262	(2)	-	4	4
Soybeans	61,284	(21)	-	6	6
Wheat	4,100	(1)	-	(1)	(1)
Options:
Sale put
Corn	25,949	-	-	(21)	(9)
Soybeans	54,407	-	-	(66)	106
Wheat	-	-	1	-	(1)
Cotton	1,473	-	-	(1)	-
Livestock	16,500	-	-	(1)	-
Purchase put
Corn	-	-	(1)	-	1
Wheat	-	-	(1)	-	1
Sale call
Corn	108,900	54	6	14	4
Soybeans	131,765	52	(1)	24	26
Wheat	14,400	2	(1)	4	6
Purchase call
Corn	-	-	(1)	(9)	3
Soybeans	-	-	(8)	-	-
Total	848,590	257	(6)	(134)	75

Gains and losses on commodity-based derivative instruments were Ps. 229 (gain) and Ps. 75 (gain) for the years ended June 30, 2020 and 2019, respectively. These gains and losses are included in “Other operating results, net” in the Statements of Income.

Crops future contracts fair values are computed with reference to quoted market prices on future exchanges.

Risk of fluctuations of the Consumer Price Index (“CPI”) of Israel

The Operations Center in Israel has financial liabilities indexed by the Israeli CPI.

Net financial position exposure to the Israeli CPI fluctuations is managed in a decentralized way on a case-by-case basis, by entering into different derivative financial instruments, as the case may be, or by other methods, considered adequate by the Management, based on the circumstances.

As of June 30, 2020, 36.9% of the loans are affected by the evolution of the CPI. A 1% increase in the CPI would generate a loss of Ps. 1,033 (Ps.1,502 for 2019) and a decrease of 1% generates a profit of Ps. 1,054 (Ps.1,519 for 2019).

Other price risks

The Group is exposed to equity securities price risk or derivative financial instruments because of investments held in entities that are publicly traded, which were classified on the Consolidated Statements of Financial Position at “fair value through profit or loss”. The Group regularly reviews the prices evolution of these equity securities in order to identify significant movements.

As of June 30, 2020 and 2019 the total value of Group’s investments in shares and derivative financial instruments of public companies amounts to Ps. 19,385 and Ps. 7,984, respectively.

In the Operations Center in Israel the investment in Clal is classified on the Statements of Financial Position at “fair value through profit or loss” and represents the most significant IDBD’s exposure to price risk. Neither IDBD or DIC has used hedging against these risks (Note 15). IDBD and DIC regularly review the prices evolution of these equity securities in order to identify significant movements.

The Group estimates that, other factors being constant, a 10% decrease in quoted prices of equity securities and in derivative financial instruments portfolio at year-end would generate a loss before income tax for the year ended June 30, 2020, of Ps. 1,938 (Ps. 798 in 2019) for the Operations Center in Argentina and a loss before income tax for the year ended June 30, 2020, of Ps. 431 (Ps. 2,551 in 2019) for the Operations Center in Israel. An increase of 10% on these prices would have an equal and opposite effect in the Statement of Income.

(b)	Credit risk management

The credit risk arises from the potential non-performance of contractual obligations by the parties, with a resulting financial loss for the Group. Credit limits have been established to ensure that the Group deals only with approved counterparties and that counterparty concentration risk is addressed and the risk of loss is mitigated. Counterparty exposure is measured as the aggregate of all obligations of any single legal entity or economic entity to the Group.

The Group is subject to credit risk arising from deposits with banks and financial institutions, investments of surplus cash balances, the use of derivative financial instruments and from outstanding receivables. The credit risk is managed on a country-by-country basis. Each local entity is responsible for managing and analyzing the credit risk.

The Group’s policy in each operations center is to manage credit exposure from deposits, short-term investments and other financial instruments by maintaining diversified funding sources in various financial institutions. All the institutions that operate with the Group are well known because of their experience in the market and high credit quality. The Group places its cash and cash equivalents, investments, and other financial instruments with various high credit quality financial institutions, thus mitigating the amount of credit exposure to any one institution. The maximum exposure to credit risk is represented by the carrying amount of cash and cash equivalents and short-term investments in the Statements of Financial Position.

1)	Agricultural business

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk and interest rate risk and commodities prices. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to each counter party. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty’s obligations exceed the obligations that the Group has with that counterparty. The credit risk associated with derivative financial instruments is representing by the carrying value of the assets positions of these instruments.

The Group’s policy is to manage credit risks associated with trade and other receivables within defined trading limits. All Group’s significant counterparties have internal trading limits. The Group’s customers are distinguished between those customers arising out of the investment and development properties activities of the Group from those arising out of its agricultural and agro-industrial operations. These two groups of customers are monitored separately due to their distinct characteristics.

Trade receivables from agriculture and agro-industrial activities are primarily derived from the sale of commodities, raw milk, cattle, and sugarcane; receivables from feedlot operations and raw meat products; receivables from the lease of farmland properties; receivables from the sale of farmland properties; and, other receivables from ancillary activities. Trade receivables from agriculture and agro-industrial activities represent 9% and 4% of the Group’s total trade receivables as of June 30, 2020 and 2019, respectively. In contrast with the investment and development properties activities of the Group, the Group’s agribusiness is conducted through several international subsidiaries. The Group has subsidiaries in Argentina, Brazil, Bolivia and Paraguay. However, Argentina and Brazil together concentrate more than 96% and 94% of the Group’s grain production for the years ended June 30, 2020 and 2019, respectively. For the years ended June 30, 2020 and 2019, the grain production in Bolivia has not been significant representing only 3% and 6% of the total Group’s crop sales, respectively. Each country has its own established market for the respective grain production. Generally, the entire country’s grain production is sold in the domestic market to well-known multinational exporters such as Molinos, Cargill or Bunge, and/or local exporters. Prices for grains are also generally based on the market prices quoted in the domestic markets, which normally take as reference the prices in international grain exchanges such as the Chicago Board of Trade.

For the years ended June 30, 2020 and 2019, 47% and 44% of sales of crops in Argentina and Brazil were sold to well-known exporters. The Group performs credit evaluations of its customers and generally does not require collateral. Although sales are highly concentrated, the Group does not believe that significant credit risk exists at the reporting period due to the high credit rating of these customers.

The Group concentrates its cattle production in Argentina where it is entirely sold in the domestic market. The main buyers are slaughterhouses and supermarkets and are well dispersed. Prices in the cattle market in Argentina are basically fixed by local supply and demand. The principal market is the Liniers Market in Buenos Aires, which provides a standard in price formation for the rest of the domestic markets. Live animals are sold by auction on a daily basis in the market, whereas prices are negotiated by kilogram of live weight and are mainly determined by local supply and demand. Some supermarkets and meat packers establish their prices by kilogram of processed meat. In these cases, processing yields influences the final price.

The Group’s sugarcane production is based in Brazil and to a lesser extent in Bolivia. Brazil concentrates the 100% and 97% of the Group’s total sugarcane production as of June 30, 2020 and 2019, respectively. Currently, the group has two supply agreements of sugarcane. One of them is with Brenco Companhia Brasileira de Energía Renovable (ETH) and the other one Aparecería IV with Agroserra - Agro Pecuária e Industria, in the municipality of São Raimundo das Mangabeiras. Sales to ETH amounted to Ps. 1,320 and Ps. 1,173 and from Agroserra amounted to Ps. 1,757 and Ps. 1,392 during fiscal years ended June 30, 2020 and 2019, respectively. Thus, total sales amounted to Ps. 3,077 and Ps. 2,565 in fiscal year ended June 30, 2020 and 2019, representing 12% and 14% of consolidated agricultural business revenues of the Group of each fiscal year. Although sales are agreed, the Group do not believe that there is a significant collection risk as of the date of year fiscal year, considering the rating of ETH and Agroserra.

The Company does not expect any significant losses resulting from the non-performance of the counterparties in any of the business lines.

The maximum exposure to Group’s credit risk is represented by the carrying amount of each financial asset in the Statement of Financial Position after deducting any impairment allowance. The Group’s overall exposure of credit risk arising from trade receivables is set out in Note 16.

2)	Urban properties and investments business

Operation Center in Argentina

Trade receivables related to leases and services provided by the Group represent a diversified tenant base and account for 94.2% and 99.1% of the Group’s total trade receivables of the operations center as of June 30, 2020 and 2019, respectively. The Group has specific policies to ensure that rental contracts are transacted with counterparties with appropriate credit quality. The majority of the Group’s shopping mall, offices and other rental properties’ tenants are well recognized retailers, diversified companies, professional organizations, and others. Owing to the long-term nature and diversity of its tenancy arrangements, the credit risk of this type of trade receivables is considered to be low. Generally, the Group has not experienced any significant losses resulting from the non-performance of any counterpart to the lease contracts and, as a result, the allowance for doubtful accounts balance is low. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Group. If there is no independent rating, risk control assesses the credit quality of the customer, taking into account its past experience, financial position, actual experience and other factors.

Based on the Group’s analysis, the Group determines the size of the deposit that is required from the tenant at inception. Management does not expect any material losses from non-performance by these counterparties (see details on Note 16).

On the other hand, property receivables related to the sale of trading properties represent 5.8% and 0.9% of the Group’s total trade receivables as of June 30, 2020 and 2019, respectively. Payments on these receivables have generally been received when due. These receivables are generally secured by mortgages on the properties. Therefore, the credit risk on outstanding amounts is considered very low.

Operation Center in Israel

IDBD’s and DIC’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk and interest rate risk. IDBD and DIC generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to each counterparty. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty’s obligations exceed the obligations that IDBD has with that counterparty. The credit risk associated with derivative financial instruments is representing by the carrying value of the assets positions of these instruments.

IDBD and DIC’s policy is to manage credit exposure to trade and other receivables within defined trading limits. All IDBD’s significant counterparties have internal trading limits.

Trade receivables from investment and development property activities are primarily derived from leases and services from shopping malls, offices and other rental properties; receivables from the sale of trading properties and investment properties (primarily undeveloped land and non-retail rental properties). IDBD and DIC have a large customer base and is not dependent on any single customer. The credits for sales from the activities of telecommunications and supermarkets do not present large concentrations of credit risk, not depending on a few customers and with most of their transactions in cash or with credit cards (Note 16).

(c)	Liquidity risk management

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and Statements of Financial Position. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources.

Each business (or operation center, as appropriate) monitors its current and projected financial position using several key internally generated reports: cash flow; debt maturity; and interest rate exposure. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates and changes in property values on the key profitability, liquidity and balance sheet ratios.

The debt of each operation center and the derivative positions are continually reviewed to meet current and expected debt requirements. Each operation center maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using a variety of types of debt. The maturity profile is managed in accordance with each operation center needs, by spreading the repayment dates and extending facilities, as appropriate.

The tables below show financial liabilities, including each operation center derivative financial liabilities groupings based on the remaining period at the Statements of Financial Position to the contractual maturity date. The amounts disclosed in the tables are the contractual undiscounted cash flows and as a result, they do not reconcile to the amounts disclosed on the Statements of Financial Position. However, undiscounted cash flows in respect of balances due within 12 months generally equal their carrying amounts in the Statements of Financial Position, as the impact of discounting is not significant. The tables include both interest and principal flows.

Where the interest payable is not fixed, the amount disclosed has been determined by reference to the existing conditions at the reporting date.

1)	Agricultural business

	06.30.20
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	6,313	123	188	54	101	6,779
Borrowings	21,628	14,944	9,041	296	289	46,198
Finance lease obligations	790	515	335	270	1,074	2,984
Derivative financial instruments	243	19	-	-	-	262
Total	28,974	15,601	9,564	620	1,464	56,223

	06.30.19
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	5,844	44	39	33	80	6,040
Borrowings (excluding finance lease liabilities)	17,451	6,966	2,279	7,952	472	35,120
Finance lease obligations	11	-	-	-	332	343
Derivative financial instruments	229	-	-	-	-	229
Total	23,535	7,010	2,318	7,985	884	41,732

2)	Urban properties and investments business

Operation Center in Argentina

	06.30.20
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	1,546	156	69	219	1	1,991
Borrowings	38,402	3,283	27,280	65	216	69,246
Finance lease obligations	53	49	51	54	1,291	1,498
Derivative financial instruments	83	28	6	-	-	117
Total	40,084	3,516	27,406	338	1,508	72,852

	06.30.19
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	2,198	334	146	2	386	3,066
Borrowings (excluding finance lease liabilities)	13,110	19,562	3,787	2,475	21,871	60,805
Purchase obligations	1,827	-	-	-	-	1,827
Finance lease obligations	16	6	1	-	-	23
Derivative financial instruments	19	11	6	1	-	37
Total	17,170	19,913	3,940	2,478	22,257	65,758

Operation Center in Israel

	06.30.20
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	25,507	346	61	20	20	25,954
Borrowings	53,289	54,401	94,044	43,051	123,016	367,801
Finance lease obligations	5,238	4,026	2,854	1,806	6,588	20,512
Purchase obligations	5,695	854	590	-	-	7,139
Derivative financial instruments	20	-	-	-	-	20
Total	89,749	59,627	97,549	44,877	129,624	421,426

	06.30.19
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	21,615	426	204	-	-	22,245
Borrowings (excluding finance lease liabilities)	67,151	54,850	58,112	91,233	196,123	467,469
Finance lease obligations	34	34	1	-	-	69
Purchase obligations	4,282	1,365	750	495	-	6,892
Derivative financial instruments	34	-	-	-	-	34
Total	93,116	56,675	59,067	91,728	196,123	496,709

See Note 21 for a description of the commitments and restrictions related to loans and the ongoing renegotiations.

(d)	Capital risk management

The capital structure of the Group consists of shareholders’ equity and net borrowings. The type and maturity of the Group’s borrowings are analyzed further in Note 21. The Group’s equity is analyzed into its various components in the Statement of Changes in Equity.

Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders.

The Group seeks to manage its capital requirements to maximize value through the mix of debt and equity funding, while ensuring that Group entities continue to operate as going concerns, comply with applicable capital requirements and maintain strong credit ratings.

The Group assesses the adequacy of its capital requirements, cost of capital and gearing (i.e., debt/equity mix) as part of its broader strategic plan. The Group continuously reviews its capital structure to ensure that (i) sufficient funds and financing facilities are available to implement the Group’s property development and business acquisition strategies, (ii) adequate financing facilities for unforeseen contingencies are maintained, and (iii) distributions to shareholders are maintained within the Group’s dividend distribution policy. The Group also protects its equity in assets by obtaining appropriate insurance.

The Group’s strategy is to maintain key financing metrics (net debt to total equity ratio or gearing and debt ratio) in order to ensure that asset level performance is translated into enhanced returns for shareholders whilst maintaining an appropriate risk reward balance to accommodate changing financial and operating market cycles.

The following tables details the Group’s key metrics in relation to managing its capital structure. The ratios are within the ranges previously established by the Group’s strategy.

1)	Agricultural business

	06.30.20	06.30.19
Gearing ratio (i)	63.03%	57.02%
Debt ratio (ii)	251.91%	218.38%

(i)	Calculated as total debt over total capital (including equity plus total debt).
(ii)	Calculated as total debt over total properties at fair value (including trading properties, properties, plant and equipment, investment properties, farmland rights to receive units under barter agreements).

Urban properties and investments business

Operation Center in Argentina

	06.30.20	06.30.19
Gearing ratio (iii)	49.57%	40.80%
Debt ratio (iv)	44.42%	47.54%

Operation Center in Israel

	06.30.20	06.30.19
Gearing ratio (iii)	82.63%	83.68%
Debt ratio (iv)	244.57%	149.40%

(iii)	Calculated as total of borrowings over total borrowings plus equity attributable equity holders of the parent company.

(iv)	Calculated as total borrowings over total properties (including trading properties, property, plant and equipment, investment properties and rights to receive units under barter agreements).

(e)	Other non-financial risks

Nature risks

The Group’s revenue arising from agricultural activities depends significantly on the ability to manage biological assets and agricultural produce. The ability to manage biological assets and agricultural produce may be affected by unfavorable local weather conditions and natural disasters. Weather conditions such as floods, droughts, hail, windstorms and natural disasters such as fire, disease, insect infestation and pests are examples of such unpredictable events. The Group manages this risk by locating its farmlands in different geographical areas. The Group has not taken out insurance for this kind of risks. The occurrence of severe weather conditions or natural disasters may affect the growth of our biological assets, which in turn may have a material adverse effect on the Group’s ability to harvest agricultural produce in sufficient quantities and in a timely way.